                                                                      EXHIBIT 24

                  Powers of Attorney dated February 23, 2000

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                               Title
---------                               -----


/s/ Richard S. Devine                   Director
-----------------------
Richard S. Devine

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Melanie J. Dressel                 Director
------------------------
Melanie J. Dressel

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Jack Fabulich                      Director
-----------------
Jack Fabulich

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Jonathan Fine                      Director
-----------------
Jonathan Fine

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ John P. Folsom                     Director
------------------
John P. Folsom

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ John Halleran                      Director
-----------------
John Halleran

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Thomas M. Hulbert                  Director
---------------------
Thomas M. Hulbert

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Thomas L. Matson                   Director
--------------------
Thomas L. Matson

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ W.W. Philip                        Director
------------------
W.W. Philip

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ John H. Powell
---------------------                  Director
John H. Powell

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Robert E. Quoidbach                Director
--------------------------
Robert E. Quoidbach

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Donald Rodman                      Director
--------------------
Donald Rodman

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ Sidney R. Snyder                   Director
-----------------------
Sidney R. Snyder

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ William T. Weyerhaeuser            Director
---------------------------
William T. Weyerhaeuser

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his/her attorney to sign, in his/her name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the capacity indicated, on the 23rd day of February, 2000.


Signature                              Title
---------                              -----


/s/ James M. Will                      Director
--------------------
James M. Will